NET INCOME (LOSS) PER SHARE AND PER ADS	12 Months Ended
Dec. 31, 2011
NET INCOME (LOSS) PER SHARE AND PER ADS
NET INCOME (LOSS) PER SHARE AND PER ADS

17. NET INCOME (LOSS) PER SHARE AND PER ADS

        The following table sets forth the computation of basic and diluted net income (loss) per ordinary share and ADS for the years ended December 31, 2009, 2010 and 2011(in RMB thousands, except per share and per ADS data):

	2009	2010	2011
Numerator:
Net income (loss) attributable to IFM Investments Limited	135,041	(162,238)	(336,515)
Accretion of Series A Preferred Shares	(5,175)	(381)	—
Accretion of Series B Preferred Shares	(11,251)	(832)	—
Income allocated to participating preferred shareholders	(64,639)	—	—

Numerator for basic and diluted net income (loss) per share	53,976	(163,451)	(336,515)

Denominator:
Weighted-average shares—basic	260,000	654,637	668,291
Potentially dilutive shares:
Preferred shares*	—	—	—
Options*	4,396	—	—

Weighted averages shares—diluted	264,396	654,637	668,291

Net income (loss) per share—basic	0.21	(0.25)	(0.50)

Net income (loss) per share—diluted	0.20	(0.25)	(0.50)

Net income (loss) per ADS—basic	9.34	(11.24)	(22.66)

Net income (loss) per ADS—diluted	9.19	(11.24)	(22.66)

        For the years ended December 31, 2009, 2010 and 2011, 311.3 million. nil and nil shares of preferred shares convertible to 311.3 million, nil and nil shares of ordinary shares were not included in diluted EPS under the if-converted method, respectively, because to do so would have been anti-dilutive. For the years ended December 31, 2009, 2010 and 2011, 39.4 million. 43.3million and 40.5 million shares of stock options were not included in diluted EPS under the if-converted method, respectively, because to do so would have been anti-dilutive.